Exhibit 99.1

VCV Digital Technology to Become Publicly Traded Via Business Combination with Fortune Rise Acquisition Corporation

•	VCV Digital Technology is an emerging U.S.-based digital assets company providing computing infrastructure for Crypto/Web3 networks to help accelerate adoption of digital asset mining solutions
•	Combined company to have an implied initial pro forma equity value of approximately $381.4 million translating into an enterprise value of approximately $294.1 million, with the proposed business combination expected to provide approximately $99.7 million in gross proceeds, from the cash held in trust and assuming no redemptions by public stockholders of Fortune Rise Acquisition Corporation
•	An additional $100 million in equity value offered in the form of earnout consideration to be issued and placed into escrow at closing, subject to forfeiture if certain milestones are not reached
•	All existing VCV Digital Technology stockholders are rolling 100% of their equity into the combined company
•	The proposed business combination is expected to be completed in the third quarter of 2022

NEW YORK – May 2, 2022 – VCV Power Sigma, Inc. (“Sigma”) and VCV Power Gamma, Inc. (“Gamma” and, together with Sigma, the “Companies” or “VCV Digital Technology”), affiliated companies that together form a fast-growing and sustainable U.S.-based Bitcoin mining business, and Fortune Rise Acquisition Corporation (NASDAQ: FRLAU, FRLA and FRLAW) (“Fortune Rise”), a special purpose acquisition corporation sponsored by Fortune Rise Sponsor LLC, announced today that they have entered into a definitive merger agreement pursuant to which Fortune Rise will acquire the business of the Companies and the Companies will continue as surviving, directly wholly-owned subsidiaries of the combined company (the “Business Combination”).

Upon completion of the Business Combination, the combined company is expected to operate under the name “VCV Digital Technology, Inc.” and remain listed on the Nasdaq stock market under the new ticker symbol “XVC” with respect to its common stock.

VCV Digital Technology Highlights

VCV Digital Technology develops digital asset mining solutions and services that aim to rely on renewable energy for Blockchain/Web3 computing infrastructure deployment. With expected strong power sourcing capability – up to 1,000MW of hosting capacity in various stages of development deliverable from its affiliate, VCV Digital Technology management believes that the Companies’ self-mining, leased mining and managed mining businesses are well-positioned for rapid growth. In addition, VCV Digital Technology management believes that the Companies’ existing relationships with manufacturers, distributors and logistics providers throughout the world will provide the combined company with a competitive advantage in accessing quality miner supplies. VCV Digital Technology existing mining operations are 100% U.S.-based. VCV Digital Technology management has a deeply rooted investment banking and finance background with an extensive network of lenders and investors. VCV Digital Technology management has successfully closed multiple miner-backed financings and anticipates tapping into its broad lender network to finance the acquisition of mining equipment. As a result of these factors, VCV Digital Technology has been able to scale its business rapidly and Sigma generated $5.2 million in net income in fiscal 2021. U.S.-based crypto mining companies have directly benefited from China’s June 2022 ban on domestic crypto mining, as the U.S. share of global Bitcoin mining computing power has risen from 4.1% in September 2019 to 35.4% as of August 2021, ranking first worldwide, according to the Cambridge Centre for Alternative Finance. VCV Digital Technology management expects the positive market dynamics to continue and further fuel VCV Digital Technology’s growth in the digital asset mining market.

VCV Digital Technology and Fortune Rise Commentary

Jerry Tang, Co-Founder and CEO of VCV Digital Technology, remarked: “VCV Digital Technology’s core mission is to build sustainable computing infrastructure. We are excited about this opportunity to list on Nasdaq, as it will allow us access to a much larger pool of capital and increase our global profile. We believe that the ability to utilize such additional capital resources will facilitate and accelerate our progress in becoming a leader in blockchain computing infrastructure. At our core, we believe blockchain/Web3 to be one of the most important and revolutionary technologies of the 21st century and are excited to provide the underlying computing infrastructure in an environmentally friendly way.”

Lei Huang, CEO and Director of Fortune Rise, commented: “We are truly excited about the merger with VCV Digital Technology, which we believe will enable us to bring innovative digital asset mining solutions to the public market. We believe the future prospects of the combined company will provide great value to our stockholders. We look forward to continuing to work with VCV Digital Technology to bring this Business Combination to fruition.”

Transaction Overview

The combined company is expected to have a combined implied initial pro forma equity value of approximately $381.4 million, translating into an enterprise value of approximately $294.1 million, with the proposed business combination expected to provide approximately $99.7 million in gross proceeds from the cash held in trust by Fortune Rise, assuming no redemptions of the public shares of Fortune Rise and without taking account of the transaction fees and expenses. All references to available cash from the trust account and retained transaction proceeds are subject to any redemptions by the public stockholders of Fortune Rise and payment of transaction fees and expenses. As part of the transaction, all Sigma and Gamma shares owned by their existing equity holders will be converted into common stock of Fortune Rise.

At closing, approximately 24.5 million shares of Fortune Rise common stock representing the initial merger consideration and 9.8 million shares of Fortune Rise common stock representing the earnout consideration will be issued to the Sigma and Gamma stockholders at the redemption price of Fortune Rise public shares in connection with the Business Combination (an implied value of $10.20 per share). The earnout shares will be issued at the closing to pre-closing stockholders of Gamma and deposited into an escrow account either to be released to these stockholders if certain milestones are reached or to be forfeited if such milestones have not been reached by April 30, 2023. One fourth of the earnout shares (with an implied value of $25 million) will be released to pre-closing stockholders of Gamma if an aggregate of 4,500 miners are deployed. An additional one fourth of the earnout shares (with an implied value of $25 million) will be released for each additional tranche of 2,000 miners deployed through April 30, 2023, up to a total of an additional 6,000 miners, for total earnout consideration of $100 million implied value.

Pre-closing stockholders of Sigma and Gamma will roll 100% of their equity into the combined company and, including the earnout shares, will own approximately 72.7% of the combined company’s outstanding shares of common stock, and pre-closing stockholders of Fortune Rise will own approximately 27.3% of the combined company’s outstanding shares of common stock on a pro forma basis (assuming no redemptions) immediately after the closing. Pre-closing stockholders of Sigma and Gamma will own approximately 65.5%, and pre-closing stockholders of Fortune Rise will own approximately 34.5%, of the combined company if all earnout shares are forfeited following April 30, 2023.

The Business Combination and the related transactions contemplated therein (collectively, the “proposed transactions”) have been unanimously approved by the boards of directors of each of Sigma, Gamma, Fortune Rise and two merger subs of Fortune Rise established solely for the purpose of the Business Combination, and the stockholders of each of the merger subs. Certain stockholders of Sigma and Gamma representing a majority of the voting power of the outstanding Sigma common stock and a majority of the voting power of the outstanding Gamma common stock have agreed to vote all of their shares of Sigma and Gamma capital stock, as applicable, in favor of the proposed transactions. Initial stockholders of Fortune Rise representing 24% of the voting power of the outstanding Fortune Rise common stock have agreed to vote all of their shares of Fortune Rise common stock in favor of the proposed transactions.

The Business Combination and the transactions contemplated thereby are expected to close in the third quarter of 2022, subject to regulatory and stockholder approvals and the satisfaction or waiver of other customary closing conditions.

Additional information regarding the proposed transactions, including a copy of the merger agreement and an investor presentation, can be found in or as an exhibit to a Fortune Rise Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (the “SEC”) and made available at www.sec.gov.

Advisors

Maxim Group LLC is serving as the sole financial advisor to VCV Digital Technology, and Day Pitney LLP serves as legal counsel to VCV Digital Technology. US Tiger Securities, Inc. is serving as the financial advisor to Fortune Rise, and Robinson & Cole LLP is acting as legal counsel to Fortune Rise.

Management Presentation

A presentation regarding the transaction will be available on the website of VCV Digital Technology at www.vcvdigitaltechnology.com. Fortune Rise will also file the presentation with the SEC as an exhibit to a Current Report on Form 8-K, which can be viewed on the SEC’s website at www.sec.gov.

About VCV Digital Technology

VCV Digital Technology is an emerging U.S.-based digital assets business providing computing infrastructure for Crypto/Web3 networks to help accelerate adoption of digital asset mining solutions. VCV Digital Technology intends to provide computing infrastructure not only to Bitcoin mining, but also to the fast-growing ecosystem of blockchain. The Companies believe that the blockchain computing infrastructure will replace the current dominant centralized platforms with its transparency, security, protection of privacy and censorship resistance. For more information, please visit www.vcvdigitaltechnology.com.

About Fortune Rise

Fortune Rise Acquisition Corporation is a blank check company formed as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses except any entity that conducts a majority of its business or is headquartered in China (including Hong Kong and Macau). Fortune Rise Sponsor LLC, which is managed by its manager Mr. Koon Keung Chan, is the sponsor of Fortune Rise.

Forward-Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts and may be accompanied by words that convey projected future events or outcomes, such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “target,” “aim,” “plan,” “project,” “forecast,” “should,” “would,” or variations of such words or by expressions of similar meaning. Such forward-looking statements, including statements regarding anticipated financial and operational results, projections of market opportunity and expectations, the estimated post-transaction enterprise value, the advantages and expected growth of the combined company, the cash position of the combined company following closing, the ability of VCV Digital Technology and Fortune Rise to consummate the proposed business combination and the timing of such consummation, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the Annual Report on Form 10-K filed by Fortune Rise with the SEC on March 28, 2022, including its amendment filed on April 22, 2022 (the “2021 Form 10-K”) and in other documents filed by Fortune Rise with the SEC from time to time. Important factors that could cause the combined company’s actual results or outcomes to differ materially from those discussed in the forward-looking statements include: VCV Digital Technology’s limited operating history; VCV Digital Technology’s ability to manage growth; VCV Digital Technology’s ability to execute its business plan; VCV Digital Technology’s estimates of the size of the markets for its business; the rate and degree of market acceptance of VCV Digital Technology’s business; VCV Digital Technology’s ability to identify and integrate acquisitions; general economic and market conditions impacting demand for VCV Digital Technology’s products and services; the inability to complete the proposed transactions; the inability to recognize the anticipated benefits of the proposed transactions, which may be affected by, among other things, the amount of cash available following any redemptions of Class A common stock of Fortune Rise by its public stockholders; the ability to meet Nasdaq’s listing standards following the consummation of the proposed transactions; costs related to the proposed transactions; and such other risks and uncertainties as are discussed in the 2021 Form 10-K and the proxy statement to be filed relating to the business combination. Other factors include the possibility that the proposed business combination does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions.

Each of VCV Digital Technology and Fortune Rise expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in VCV Digital Technology’s or Fortune Rise’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based, except as required by law.

Use of Projections

This press release contains projected financial information with respect to VCV Digital Technology and the combined company. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the projected financial information contained in this press release, and the inclusion of such information in this press release should not be regarded as a representation by any person that the results reflected in such projections will be achieved. Neither the independent auditors of Fortune Rise nor VCV Digital Technology audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this press release, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this press release.

Additional Information about the Transaction and Where to Find It

The proposed transactions have been approved by the board of directors of each of Sigma, Gamma, Fortune Rise and merger subs of Fortune Rise, and the stockholders of the merger subs, and will be submitted to stockholders of Fortune Rise, Sigma and Gamma for their approval. In connection with the approval of the Fortune Rise stockholders, Fortune Rise intends to file with the SEC (initially on a confidential basis) a registration statement on Form S-4 (the “Registration Statement”), which will include a proxy statement containing information about the proposed transactions and the respective businesses of VCV Digital Technology and Fortune Rise, as well as the prospectus relating to the offer of the Fortune Rise securities to be issued to pre-closing stockholders of VCV Digital Technology in connection with the completion of the proposed transactions (the “proxy statement/prospectus”). After the Registration Statement has been declared effective, Fortune Rise will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed transaction. Fortune Rise stockholders are urged to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and the definitive proxy statement/prospectus in connection with the proposed transaction, as these materials will contain important information about VCV Digital Technology, Fortune Rise and the proposed transactions. Stockholders will also be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Fortune Rise, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Fortune Rise, VCV Digital Technology and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from Fortune Rise’s stockholders with respect to the proposed transactions. Information regarding Fortune Rise’s directors and executive officers is available in the 2021 Form 10-K. Additional information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the proxy solicitation relating to the proposed transactions and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus when it becomes available.

No Offer or Solicitation

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

For investor and media inquiries, please contact:

VCV Digital Technology:

ir@vcvdigitaltechnology.com

Fortune Rise Acquisition Corporation:

fortuneriseir@gmail.com